First NLC Trust 2005-2

Disclaimer

COMPUTATIONAL MATERIALS

This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.

If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.

The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

First NLC 2005-2	744 records
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Debt-to-Income Ratio (%)	Loans	Balance	Balance	Coupon	Score	LTV

10.01 - 15.00	1	87,500.00	0.05	8.740	589	70.00
15.01 - 20.00	7	1,207,750.00	0.72	7.451	639	86.24
20.01 - 25.00	12	1,571,800.00	0.94	7.108	647	81.61
25.01 - 30.00	19	3,636,150.00	2.17	7.125	628	75.30
30.01 - 35.00	48	8,977,730.00	5.35	7.295	651	78.86
35.01 - 40.00	117	23,396,318.00	13.95	7.175	647	79.27
40.01 - 45.00	223	49,282,533.33	29.38	7.117	645	79.72
45.01 - 50.00	287	72,373,251.75	43.14	7.176	653	79.80
50.01 - 55.00	30	7,231,600.00	4.31	7.171	638	79.50

Total:	744	167,764,633.08	100.00	7.166	648	79.60

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Mortgage Rate (%)	Loans	Balance	Balance	Coupon	Score	LTV

5.501 - 6.000	19	5,489,800.00	3.27	5.971	647	78.25
6.001 - 6.500	98	25,115,900.00	14.97	6.355	669	77.17
6.501 - 7.000	215	52,196,698.00	31.11	6.820	659	79.85
7.001 - 7.500	172	38,746,650.00	23.10	7.307	644	79.69
7.501 - 8.000	150	30,280,841.75	18.05	7.769	639	80.96
8.001 - 8.500	44	9,197,793.33	5.48	8.241	620	80.61
8.501 - 9.000	34	5,615,750.00	3.35	8.720	599	80.64
9.001 - 9.500	8	849,050.00	0.51	9.320	574	73.24
9.501 - 10.000	3	221,750.00	0.13	9.754	654	83.21
10.501 - 11.000	1	50,400.00	0.03	10.875	569	80.00

Total:	744	167,764,633.08	100.00	7.166	648	79.60

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Current Balance ($)	Loans	Balance	Balance	Coupon	Score	LTV

0.01 - 50,000.00	2	91,500.00	0.05	8.624	578	76.97
50,000.01 - 100,000.00	73	5,859,720.00	3.49	7.850	631	77.81
100,000.01 - 150,000.00	135	16,851,440.00	10.04	7.446	647	79.43
150,000.01 - 200,000.00	126	22,342,445.08	13.32	7.249	651	78.74
200,000.01 - 250,000.00	145	32,735,188.00	19.51	7.101	642	78.96
250,000.01 - 300,000.00	92	25,227,220.00	15.04	7.158	642	79.83
300,000.01 - 350,000.00	80	25,941,820.00	15.46	7.027	640	80.15
350,000.01 - 400,000.00	40	14,853,700.00	8.85	7.074	662	80.69
400,000.01 - 450,000.00	24	10,302,500.00	6.14	6.840	666	80.12
450,000.01 - 500,000.00	20	9,626,150.00	5.74	7.017	680	78.93
500,000.01 - 550,000.00	2	1,032,950.00	0.62	7.553	575	79.57
550,000.01 - 600,000.00	5	2,900,000.00	1.73	7.492	676	85.96

Total:	744	167,764,633.08	100.00	7.166	648	79.60

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee ’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

First NLC 2005-2	744 records
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Type	Loans	Balance	Balance	Coupon	Score	LTV

ARM 2/28 60 Month IO	224	58,555,568.00	34.90	7.059	663	80.53
ARM 3/27	191	35,916,655.00	21.41	7.466	632	79.05
ARM 3/27 60 Month IO	126	32,649,400.00	19.46	6.842	658	79.69
ARM 2/28	150	31,433,316.75	18.74	7.283	630	79.22
30 Year Fixed	43	8,067,893.33	4.81	7.407	654	77.42
15 Year Fixed	7	550,800.00	0.33	7.673	615	64.74
20 Year Fixed	2	429,600.00	0.26	7.630	643	77.28
Fixed 10yr	1	161,400.00	0.10	6.875	654	84.06

Total:	744	167,764,633.08	100.00	7.166	648	79.60

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Remaining Term (Months)	Loans	Balance	Balance	Coupon	Score	LTV

109 - 120	1	161,400.00	0.10	6.875	654	84.06
169 - 180	7	550,800.00	0.33	7.673	615	64.74
229 - 240	2	429,600.00	0.26	7.630	643	77.28
349 - 360	734	166,622,833.08	99.32	7.163	649	79.65

Total:	744	167,764,633.08	100.00	7.166	648	79.60

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Seasoning (Months)	Loans	Balance	Balance	Coupon	Score	LTV

0	720	161,215,215.00	96.10	7.162	648	79.68
1	23	6,298,168.08	3.75	7.272	649	77.73
2	1	251,250.00	0.15	7.250	636	75.00

Total:	744	167,764,633.08	100.00	7.166	648	79.60

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Lien Position	Loans	Balance	Balance	Coupon	Score	LTV

1	744	167,764,633.08	100.00	7.166	648	79.60
Total:	744	167,764,633.08	100.00	7.166	648	79.60

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee ’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

First NLC 2005-2	744 records
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Original CLTV (%)	Loans	Balance	Balance	Coupon	Score	LTV

15.01 - 20.00	1	125,000.00	0.07	6.500	646	17.86
30.01 - 35.00	2	291,000.00	0.17	8.340	528	31.06
35.01 - 40.00	1	53,000.00	0.03	7.750	605	37.86
40.01 - 45.00	4	908,000.00	0.54	6.589	653	41.79
45.01 - 50.00	3	783,000.00	0.47	7.143	584	47.52
50.01 - 55.00	5	700,750.00	0.42	7.133	628	53.72
55.01 - 60.00	11	2,145,100.00	1.28	6.781	604	57.20
60.01 - 65.00	13	2,208,900.00	1.32	7.193	588	63.46
65.01 - 70.00	41	7,898,090.00	4.71	7.178	612	68.46
70.01 - 75.00	48	10,958,775.08	6.53	7.362	610	74.25
75.01 - 80.00	462	107,367,428.00	64.00	7.089	661	79.85
80.01 - 85.00	57	12,209,950.00	7.28	7.307	620	84.34
85.01 - 90.00	80	18,751,740.00	11.18	7.406	648	89.63
90.01 - 95.00	7	1,613,200.00	0.96	7.209	664	94.11
95.01 - 100.00	9	1,750,700.00	1.04	7.604	656	100.00

Total:	744	167,764,633.08	100.00	7.166	648	79.60

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
FICO Score	Loans	Balance	Balance	Coupon	Score	LTV

501 - 520	2	478,450.00	0.29	7.856	519	71.01
521 - 540	15	3,179,076.75	1.89	7.915	533	65.77
541 - 560	20	4,057,905.00	2.42	7.972	551	70.45
561 - 580	32	6,340,550.00	3.78	7.560	571	80.19
581 - 600	45	9,315,090.00	5.55	7.402	590	77.08
601 - 620	64	14,259,550.00	8.50	7.308	612	80.50
621 - 640	164	36,656,430.00	21.85	7.207	630	80.20
641 - 660	140	29,879,518.00	17.81	7.185	649	80.05
661 - 680	98	23,878,220.00	14.23	6.953	670	80.63
681 - 700	77	18,501,600.00	11.03	6.960	689	81.00
701 - 720	34	7,182,350.00	4.28	6.799	708	79.71
721 - 740	28	7,933,393.33	4.73	6.931	730	80.11
741 - 760	19	4,341,650.00	2.59	6.809	753	80.08
761 - 780	4	1,096,850.00	0.65	7.135	765	80.00
781 - 800	2	664,000.00	0.40	7.464	785	78.13

Total: 744		167,764,633.08	100.00	7.166	648	79.60

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Use of Proceeds	Loans	Balance	Balance	Coupon	Score	LTV

Purchase	413	97,710,230.00	58.24	7.104	663	80.43
Cashout	321	67,822,553.08	40.43	7.244	628	78.28
Rate/Term Refinance	10	2,231,850.00	1.33	7.511	638	83.39

Total:	744	167,764,633.08	100.00	7.166	648	79.60

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee ’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

First NLC 2005-2	744 records
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Property Type	Loans	Balance	Balance	Coupon	Score	LTV

Single Family	598	133,024,643.08	79.29	7.112	649	79.65
Condo	51	10,249,940.00	6.11	7.405	640	79.52
3-4 Unit	29	8,592,100.00	5.12	7.557	668	79.84
Townhouse	34	8,092,350.00	4.82	7.121	647	80.25
Duplex	31	7,707,600.00	4.59	7.380	637	77.58
PUD	1	98,000.00	0.06	7.500	674	100.00

Total:	744	167,764,633.08	100.00	7.166	648	79.60

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Documentation Type	Loans	Balance	Balance	Coupon	Score	LTV

Stated	744	167,764,633.08	100.00	7.166	648	79.60

Total:	744	167,764,633.08	100.00	7.166	648	79.60

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Occupancy Type	Loans	Balance	Balance	Coupon	Score	LTV

Owner Occupied	722	164,606,889.75	98.12	7.162	649	79.76
Non-Owner Occupied	22	3,157,743.33	1.88	7.382	644	71.16

Total:	744	167,764,633.08	100.00	7.166	648	79.60

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Grade	Loans	Balance	Balance	Coupon	Score	LTV

A	572	131,837,811.33	78.58	7.063	666	80.34
B	147	30,559,290.00	18.22	7.494	592	78.71
C	25	5,367,531.75	3.20	7.821	536	66.58

Total:	744	167,764,633.08	100.00	7.166	648	79.60

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee ’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

First NLC 2005-2	744 records
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Geographic Distribution	Loans	Balance	Balance	Coupon	Score	LTV

California	247	71,706,540.00	42.74	7.048	650	78.89
Florida	142	27,184,680.00	16.20	7.237	647	79.69
Illinois	96	19,356,406.75	11.54	7.213	652	80.30
Maryland	29	7,347,091.33	4.38	6.952	656	81.77
Virginia	23	6,491,600.00	3.87	7.062	658	78.10
Nevada	26	6,396,950.00	3.81	6.989	652	80.55
Massachusetts	15	3,884,600.00	2.32	7.355	628	75.96
Rhode Island	12	2,827,050.00	1.69	7.518	647	82.13
Michigan	19	2,753,100.00	1.64	7.741	633	80.40
North Carolina	20	2,526,650.00	1.51	7.175	646	79.91
Arizona	14	2,205,400.00	1.31	7.122	667	76.95
Pennsylvania	13	1,659,950.00	0.99	7.584	658	83.77
Wisconsin	14	1,606,100.00	0.96	7.608	647	81.45
Georgia	8	1,453,700.00	0.87	7.178	625	79.61
Ohio	8	1,306,200.00	0.78	7.512	657	83.90
Washington	4	1,175,775.00	0.70	7.681	641	79.27
Colorado	8	1,134,400.00	0.68	7.888	632	81.07
Connecticut	5	979,850.00	0.58	7.150	621	76.37
Minnesota	5	905,800.00	0.54	7.339	639	84.34
Tennessee	4	772,100.00	0.46	7.018	666	85.42
Louisiana	5	735,300.00	0.44	7.750	623	85.73
Texas	8	703,700.00	0.42	8.171	641	79.88
Kentucky	6	645,450.00	0.38	8.067	625	86.63
Indiana	3	565,000.00	0.34	7.930	650	82.76
Utah	1	315,000.00	0.19	6.500	567	75.00
Missouri	2	235,650.00	0.14	7.930	613	85.25
New Hampshire	1	208,000.00	0.12	7.500	628	80.00
Oregon	1	204,000.00	0.12	8.125	540	80.00
Idaho	2	195,540.00	0.12	6.867	631	73.61
New Mexico	1	144,000.00	0.09	6.500	623	80.00
Iowa	1	71,550.00	0.04	7.375	695	66.87
Kansas	1	67,500.00	0.04	9.640	650	90.00

Total:	744	167,764,633.08	100.00	7.166	648	79.60

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Prepayment Penalty Term (Years)	Loans	Balance	Balance	Coupon	Score	LTV

0	156	32,610,441.33	19.44	7.329	650	80.08
1	52	12,683,306.75	7.56	7.407	650	81.25
2	291	69,024,780.00	41.14	7.071	648	79.43
3	245	53,446,105.00	31.86	7.132	647	79.14

Total:	744	167,764,633.08	100.00	7.166	648	79.60

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Margin (%) - ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

4.001 - 4.500	78	15,279,380.00	9.64	7.075	657	80.43
5.501 - 6.000	44	12,687,000.00	8.00	6.119	666	78.24
6.001 - 6.500	125	32,195,840.00	20.31	6.564	662	78.80
6.501 - 7.000	170	41,595,018.00	26.23	7.009	652	80.03
7.001 - 7.500	140	30,313,046.75	19.12	7.513	641	80.20
7.501 - 8.000	80	18,068,255.00	11.40	7.981	629	80.94
8.001 - 8.500	33	5,754,100.00	3.63	8.557	601	78.52
8.501 - 9.000	13	1,986,350.00	1.25	8.835	608	80.93
9.001 - 9.500	7	602,450.00	0.38	9.484	598	79.93
9.501- 10.000	1	73,500.00	0.05	10.000	659	75.00

Total:	691	158,554,939.75	100.0	7.151	648	79.76

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee ’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

First NLC 2005-2	744 records
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Maximum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

12.501 - 13.000	19	5,489,800.00	3.46	5.971	647	78.25
13.001 - 13.500	93	24,050,500.00	15.17	6.357	669	77.84
13.501 - 14.000	202	49,734,498.00	31.37	6.820	658	80.03
14.001 - 14.500	163	37,538,600.00	23.68	7.304	644	79.72
14.501 - 15.000	135	27,360,791.75	17.26	7.773	638	81.14
15.001 - 15.500	38	8,044,550.00	5.07	8.219	618	80.40
15.501 - 16.000	30	5,265,400.00	3.32	8.720	600	80.72
16.001 - 16.500	8	849,050.00	0.54	9.320	574	73.24
16.501 - 17.000	3	221,750.00	0.14	9.754	654	83.21

Total:	691	158,554,939.75	100.00	7.151	648	79.76

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Minimum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

5.501 - 6.000	19	5,489,800.00	3.46	5.971	647	78.25
6.001 - 6.500	93	24,050,500.00	15.17	6.357	669	77.84
6.501 - 7.000	202	49,734,498.00	31.37	6.820	658	80.03
7.001 - 7.500	163	37,538,600.00	23.68	7.304	644	79.72
7.501 - 8.000	136	27,443,291.75	17.31	7.773	638	81.08
8.001 - 8.500	37	7,962,050.00	5.02	8.223	619	80.60
8.501 - 9.000	30	5,265,400.00	3.32	8.720	600	80.72
9.001 - 9.500	8	849,050.00	0.54	9.320	574	73.24
9.501 - 10.000	3	221,750.00	0.14	9.754	654	83.21

Total:	691	158,554,939.75	100.00	7.151	648	79.76

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Initial Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

3.000	691	158,554,939.75	100.00	7.151	648	79.76
Total:	691	158,554,939.75	100.00	7.151	648	79.76

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Subsequent Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.000	4	1,193,500.00	0.75	6.902	646	85.40
1.500	687	157,361,439.75	99.25	7.153	648	79.72

Total:	691	158,554,939.75	100.00	7.151	648	79.76

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Months to Next Adjustment Date	Loans	Balance	Balance	Coupon	Score	LTV

22	1	251,250.00	0.16	7.250	636	75.00
23	14	4,126,524.75	2.60	7.068	652	77.08
24	345	82,863,310.00	52.26	7.132	652	80.28
25	14	2,747,800.00	1.73	7.390	638	78.76
35	7	1,913,650.00	1.21	7.540	639	79.28
36	290	62,319,855.00	39.30	7.138	645	79.29
37	19	4,022,300.00	2.54	7.416	636	79.89
49	1	310,250.00	0.20	7.940	611	85.00

Total:	691	158,554,939.75	100.00	7.151	648	79.76

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee ’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.